Supplement dated August 18, 2014
to the Classes Institutional, R-1, R-2, R-3, R-4, R-5 and S Shares Prospectus
for Principal Funds, Inc.
dated December 30, 2013

(As supplemented on January 2, 2014, February 7, 2014, March 7, 2014, March 14, 2014, April 28, 2014, and June 16, 2014)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

SMALL-MIDCAP DIVIDEND INCOME FUND
Delete the Objective and substitute:
The Fund primarily seeks to provide a relatively high level of current income and long-term growth of income, and secondarily long-term growth of capital.

REDEMPTION OF FUND SHARES
Delete the text under the heading Redemption of Fund Shares and substitute:

For Classes Institutional, R-1, R-2, R-3, R-4, and R-5: You may redeem shares of the Fund upon request. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form. There is no charge for the redemption. The Fund Board of Directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in “Exchange of Fund Shares.”

For Class S: Shares of the Capital Securities Fund, the Eligible Wrap Account may redeem shares of the Fund upon request. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form. There is no charge for the redemption. The Fund Board of Directors has determined that it is not necessary to impose a fee upon the redemption of fund shares. If you cease to be an Eligible Purchaser, you will be required to redeem all your shares of the Capital Securities Fund. Each Eligible Wrap Account, by purchasing shares, agrees to any such redemption.

For Classes Institutional, R-1, R-2, R-3, R-4, and R-5: You may redeem shares of the Funds in any of the following ways:

Through an Employer Sponsored Retirement Plan Administrator or Record-Keeper

•	If you own Fund shares in an eligible retirement or employee benefit plan, you must sell your shares through the plan’s administrator or record-keeper.

Through your Financial Professional

•	If your Fund shares are held for you in nominee form, you must sell those shares through your intermediary or dealer.

By mail
To sell shares by mail, you must:

•	Send a letter or our distribution form which is signed by an owner of the account,

•	Specify the account number, and

•	Specify the number of shares or the dollar amount to be sold.
If you send a letter rather than our distribution form, the letter must be in a form acceptable to the Fund.

Mailing address:
Regular Mail	Overnight Mail
Principal Funds	Principal Funds
P.O. Box 8024	30 Dan Road
Boston, MA 02266-8024	Canton, MA 02021-2809

By telephone
To sell shares by telephone:

•	Telephone privileges must apply to the account from which the shares are sold.

•	A shareholder or the shareholder’s Financial Professional may request to sell shares by telephone.

•
A maximum amount (listed below) of redemption requests will be permitted per day per account, as the combined amount from all funds, provided the proceeds are to be sent to a previously authorized U.S. bank account:

◦$10,000,000 for Class Institutional.
◦$500,000 for Classes R-1, R-2, R-3, R-4, and R-5.

•
A maximum of $500,000 of redemption requests will be permitted per day, as the combined amount from all funds, provided the proceeds are to be sent by check through the mail to the address on the account and such address must not have changed within the last 15 days.

•	If our telephone lines are busy, you may need to send in a written sell order.

For Class S: An Eligible Wrap Account may redeem shares through its intermediary.

For Classes Institutional, R-1, R-2, R-3, R-4, R-5, and S:
The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment up to seven days, as permitted by federal securities law.

For Classes Institutional, R-1, R-2, R-3, R-4, R-5, and S:
Distributions in Kind
Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

FUND ACCOUNT INFORMATION
Delete the text under the heading Signature Guarantees and substitute:

For Classes Institutional, R-1, R-2, R-3, R-4, and R-5: Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required in any of the following circumstances:

•	If you sell more than a certain amount (listed below), in the aggregate, from the Funds:

◦	$500,000 for Classes Institutional, R-1, R-2, R-3, R-4, and R-5.

◦	$10,000,000 for Class Institutional if you have the proceeds sent electronically to a previously authorized U.S. bank account.

•	To wire or ACH to a U.S. bank account not previously authorized or when there is not a common owner between the bank account and mutual fund account.

•	To have sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding 15 days.

•	If a sales proceeds check is payable to other than the account shareholder(s).

•	To change ownership of an account.

•	To add telephone transaction services and/or wire privileges to an existing account if there is not a common owner between the bank account and the mutual fund account.

•	To change bank account information designated under an existing telephone withdrawal plan if there is not a common owner between the bank account and mutual fund account.

•	To exchange or transfer among accounts with different ownership.